SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ----------------------

                     PHOENIX INTERNATIONAL INDUSTRIES, INC.
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            (Exact name of registrant as specified on its charter)

          FLORIDA                                          59-2564162
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        (State or jurisdiction of                      (I.R.S. Employer
        incorporation or                              Identification No.)
	organization)


         1750 Osceola Drive, West Palm Beach, FL         33409
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        (Address of principal executive offices)       (Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. | |

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X |

Securities Act registration statement file number to which this form relates: 333-54292 (if applicable).

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
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                                (Title of Class)

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                                (Title of Class)


Securities to be registered pursuant to Section 12(g) of the Act:


Title of each class                     Name of each exchange on which
to be so registered                     each class is to be registered
-------------------                     ------------------------------

Common Stock                            The Over the Counter Bulletin Board
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



                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to Be Registered.

      The class of securities to be registered hereby is the Common Stock, $.001 par value per share (the "Common Stock") of Phoenix
International Industries, Inc., a Florida corporation.

      For a description of the Common Stock, reference is made to the Prospectus dated August 28, 2000 contained in the Registration
Statement on Form S-1 of Phoenix International Industries, Inc.
(Registration No. 333-43058), which description is incorporated herein by reference.


Item 2. Exhibits.

1.	Articles of Incorporation of Phoenix International Industries,
Inc (Incorporated herein by reference to Exhibit 3.1 to the Form
10-KSB of Phoenix International Industries, Inc. for the fiscal year 1995, filed April 1, 1998),

2.	Articles of Amendment to the Articles of Incorporation of Phoenix
International Industries, Inc (Incorporated herein by reference to Exhibit 3.2 to the Form 10-KSB of Phoenix International
Industries, Inc. for the fiscal year 1995, filed April 1, 1998),

3.	Bylaws of Phoenix International Industries (Incorporated herein by reference to Exhibit 3.3 to the Form 10-KSB of Phoenix
International Industries, Inc. for the fiscal year 1995, filed
April 1, 1998),



                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

      Date:  November 7, 2001

	PHOENIX INTERNATIONAL INDUSTRIES, INC.

	By:	/s/ Gerard Haryman
		Gerard Haryman
		President, Chief Executive
                Officer, acting Chief Financial
                Officer and Chairman of the Board
                of Directors






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